SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 27, 2000
                Date of Report (date of earliest event reported)


                                INFOGRAMES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                                          No. 95-3825313
(State or other  jurisdiction of                             (IRS Employer
 incorporation  or  organization)                          Identification No.)


                                417 Fifth Avenue
                               New York, NY 10016
                    (Address of principal executive offices)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)




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ITEM 8.  CHANGE IN FISCAL YEAR.


         On June 27, 2000, the Board of Directors of Infogrames, Inc. (the "Company") determined to change the Company's fiscal year end from March 31 to June 30. Pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, the Company has filed with the Securities and Exchange Commission an annual report on Form 10-K for the year ended March 31, 2000 and intends to file a transition report on Form 10-K for the transitional fiscal year ended June 30, 2000 within the respective periods prescribed for filing of such reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INFOGRAMES, INC.


Date: July 6, 2000                          By:  /s/ David J. Fremed
                                               -------------------------------
                                               Name:    David J. Fremed
                                               Title:   Chief Financial Officer